Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Company generally grants annual equity awards in the first quarter of each year, following approval by the Compensation Committee. The Compensation Committee and the Board do not take into account material non-public information when determining the timing or terms of equity awards.
Award Timing MNPI Considered	false